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                             FIRST EAGLE FUNDS, INC.

                             First Eagle Global Fund
                            First Eagle Overseas Fund
                           First Eagle U.S. Value Fund
                              First Eagle Gold Fund
                           First Eagle Fund of America

                           1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                        SUPPLEMENT DATED JANUARY 22, 2004
                        TO PROSPECTUS DATED MARCH 1, 2003
                            (AS AMENDED MAY 15, 2003)


               First Eagle Overseas Fund Closing to New Investors
               --------------------------------------------------

         Effective at 4:00 p.m. EST on Friday, January 30, 2004, the First Eagle Overseas Fund Class A, C and I (the "Overseas Fund") will close to new investors.
         Existing shareholders will continue to be able to purchase shares in their existing accounts, but will not be permitted to open new accounts. Others interested in making a new investment in the Overseas Fund after January 30, 2004, including shareholders in other First Eagle Funds, will no longer be permitted to open new accounts in the Overseas Fund by way of exchange, transfer or purchase.
         Limited exceptions will be made for certain employee benefit plans that are shareholders of the Fund on January 30, 2004. These plans may continue to buy shares in the ordinary course of the plan's operations, even for new plan participants.
         The Fund may reopen in the future subject to the discretion of the Board of Directors.

                                     * * * *

         The information contained in this Supplement modifies the First Eagle Funds' Prospectus dated March 1, 2003 (as previously amended May 15, 2003). In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled "About Your Investment - How to Purchase Shares" and "Once You Become a Shareholder - Exchanging Your Shares". As described more fully in the Prospectus, investing in the Overseas Fund involves risks, including the loss of principal.